Exhibit 10.4

SMX (Security Matters) Public Limited Company

Mespil Business Centre

Mespil House, Sussex Road

Dublin 4, Ireland, D04 T4A6

+353-1-920-1000

April 11, 2024

Re:	Inducement Offer to Exercise Existing Warrants to Subscribe for Ordinary Shares

Dear Holder:

SMX (Security Matters) Public Limited Company, a public limited company incorporated under the laws of Ireland (the “Company”) is pleased to offer to you (“Holder”, “you” or similar terminology) the opportunity to receive a modification in the current $1.6378 exercise price (the “Exercise Price”) of each of the “B” warrants to subscribe for 2,619,367 Ordinary Shares held by you (“Existing Warrants”), as described further below, in consideration for you exercising for cash all of the Existing Warrants held by you, as set forth on your signature page hereto. The resale of the Ordinary Shares underlying the Existing Warrants (the “Warrant Shares”) has been registered for resale pursuant to the Company’s Registration Statement on Form F-1 (Registration Statement No.: 333-274595) (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”). The Registration Statement is not currently effective, and the Company shall file a post-effective amendment to the Registration Statement and use best efforts to cause the Registration Statement to be declared effective by the Securities and Exchange Commission (such date of effectiveness, the “Effective Date”). Promptly on or after (but in no event more than one (1) business day after) the Effective Date, you shall pay the New Exercise Price of your Existing Warrants pursuant to this letter agreement.

The Company desires to modify the Exercise Price of the Existing Warrants to $0.0022 per share (the “New Exercise Price”), in consideration for you exercising in full for cash all of the Existing Warrants held by you as set forth on your signature page hereto (the “Warrant Exercise”) pursuant to the terms herein.

Notwithstanding anything herein to the contrary, in the event that any Warrant Exercise would otherwise cause the Holder to exceed the beneficial ownership limitations (“Beneficial Ownership Limitation”) set forth in Section 1(c) of the Existing Warrants, the Company shall only issue such number of Warrant Shares to the Holder that would not cause the Holder to exceed the maximum number of Warrant Shares permitted thereunder, as directed by the Holder, with the balance to be held in abeyance until notice from the Holder that the balance (or portion thereof) may be issued in compliance with such limitations, which abeyance shall be evidenced through the Existing Warrants which shall be deemed prepaid thereafter (including the payment in full of the amended exercise price), and exercised pursuant to a Notice of Exercise in the Existing Warrants (provided that no additional exercise price shall be due and payable).

Expressly subject to the terms and conditions herein, you may accept this offer by countersigning this letter, with such acceptance constituting your acceptance and exercise in full of the Existing Warrants as of the Effective Date for an aggregate exercise price set forth on your signature page hereto; provided that the consummation of the transactions contemplated by this letter shall be expressly conditioned on you or your affiliate entering into a $30 million standby equity line of credit transaction substantially similar to the Company’s existing standby equity line of credit.

Holder represents and warrants that, as of the date hereof, it is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act.

Sincerely yours,

SMX (Security Matters) Public Limited Company

By:	/s/ Haggai Alon
Name:	Haggai Alon
Title:	CEO

Accepted and Agreed to:

Name of Holder: [Investor]

Signature of Authorized Signatory of Holder: _____________________________________________________________

Name of Authorized Signatory: _______________________________________________________________________

Title of Authorized Signatory: ________________________________________________________________________

Number of Existing Warrants: 2,619,3671

Aggregate Reduced Exercise Price of Holder’s Existing Warrants being exercised contemporaneously with signing this letter agreement: $5,762.61

1 Gross number of shares exercised, and of which 945,651 shall be deemed to have been issued under this letter and shall not be further delivered to Holder upon exercise.